UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2005

EDUCATION FUNDING CAPITAL I, LLC

(DEPOSITOR)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959	27-0046437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

CIT EDUCATION LOAN TRUST 2005-1

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959-02	16-6556264
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

Six East Fourth Street

Suite 310-A

Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (866) 300-8112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 4

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Thompson Hine LLP, counsel to the Registrant, in connection with the offering by CIT Education Loan Trust 2005-1 of Education Loan Backed Notes, Series A-1 Notes, Series A-2 Notes, Series A-3 Notes, Series A-4 Notes, and Series B Notes.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following are filed herewith. The exhibit numbers correspond with Item 601(b) of the Regulation S-K.

Exhibit No.	Description of Document
5.1	Opinion of Thompson Hine LLP with respect to legality

8.1	Opinion of Thompson Hine LLP with respect to federal tax matters

23.1	Consent of Thompson Hine LLP (contained in its opinions filed as Exhibit 5.1 and Exhibit 8.1)

Exhibit Index appears on Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Cincinnati, in the State of Ohio, on June 9, 2005.

Education Funding Capital I, LLC

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance

CIT Education Loan Trust 2005-1

By:	Education Lending Services, Inc., as Administrator

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance

Exhibit Index appears on Page 4

EXHIBIT INDEX

Exhibit No.	Description of Document
5.1	Opinion of Thompson Hine LLP with respect to legality

8.1	Opinion of Thompson Hine LLP with respect to federal tax matters

23.1	Consent of Thompson Hine LLP (contained in its opinions filed as Exhibit 5.1 and Exhibit 8.1)